UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

LAKE AREA CORN PROCESSORS, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Definitive Additional Materials

Explanatory Note

Lake Area Corn Processors, LLC (the “Company”) will be conducting a special meeting of its members on October 22, 2024 (the “2024 Special Meeting”). On August 28, 2024, the Company filed a Definitive Proxy Statement, together with all amendments thereto, appendices and proxy card (the "Proxy Statement").

The Company will be mailing a document on or about September 10, 2024, with a summary of the questions and answers that their members may have in regards to the Proxy Statement (the "Member Q&A"). The Member Q&A is replicated below. In addition to the Member Q&A, the Company also mailed Proxy Cards to each member, in the form attached as Appendix A to the Proxy Statement which had personalized member information on each Proxy Card.

To our Members:

The Board of Managers of Lake Area Corn Processors, LLC (the "Company") is proposing to deregister as a public company with the Securities and Exchange Commission (the "SEC"). The Company is holding a special meeting of its members on **October 22, 2024** at **10 AM** at Nicky's, located at 1407 NW 2nd St., Madison, SD 57042 (the "2024 Special Meeting") to vote on the deregistration.

You should have received a copy of our definitive proxy statement which was filed with the SEC on August 28, 2024 (the "Proxy Statement") which describes the deregistration process in detail. The Proxy Statement is also available on our website at https://www.dakotaethanol.com/, under the tab "LACP" and filed with the SEC at https://www.sec.gov/edgar.

Before the Special Meeting, the Company is holding **two (2) informational meetings** to discuss the proposed deregistration. These informational meetings will both be held on **September 24, 2024** at **3:00 p.m. CT** and **7:00 p.m. CT** in person, also at Nicky's. We encourage you to attend one of the Informational Meetings.

As a reminder, **all trading of the Company's units will be suspended starting on October 15, 2024** until the Special Meeting. This includes private trades or trades on AgStockTrade.com. No trades or matches during this time will be recognized by the Company.

Attached to this letter is a short summary of some of the questions that we expect that the members have about the deregistration process. This short summary is not a substitution for reading through the entire Proxy Statement and all documents incorporated therein and we encourage each member to do so. Please see the section entitled "*Additional Information and Where to Find it*" below.

Forward Looking Statements

This document contains historical information, as well as forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance, or our expected future operations and actions. These forward-looking statements are only our predictions based upon current information and involve numerous assumptions, risks and uncertainties. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the reasons described in our filings with the Securities and Exchange Commission. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this letter. We qualify all of our forward-looking statements by these cautionary statements.

Page 1 of 4

SUMMARY Q &A

Why Deregister/Go Private?

- The board has determined that it is in the best interests of the Company and its members to go private, meaning that we will no longer file periodic reports with the SEC.
- All of our members will continue to have an equity interest in the Company and receive distributions on the same basis as they did prior to going private.
- We expect to save approximately $296,605 per year in compliance costs.
- We believe we will be more competitive because we will no longer be required to disclose sensitive information to our competitors.
- Our officers and employees will be able to focus more on our operations and less on our SEC reporting obligations.
- We will not have to hire additional employees or consultants to assist us with our Sarbanes-Oxley compliance requirements.
- Many other ethanol producers who were once public have now gone private and have continued to be successful.

How will my units be affected?

- **Class A**: Members holding 50,000 or more units will still hold Class A Units, though those members will now have one (1) vote for every Unit that they hold, rather than one vote per member.
- **Class B**: Members holding between 49,999 and 20,001 units will now own Class B Units. Members holding Class B Units will now have one (1) vote for every Unit that they hold. Note the Class B Members will no longer be able to vote on the Company's voluntary liquidation (though we do not expect this will happen any time soon).
- **Class C**: Members holding exactly 20,000 units will now own Class C Units. Members holding Class C Units will now have one (1) vote for every Unit that they hold.
- **Class D**: Members holding less than 20,000 units will now own Class D Units. Members holding Class D Units will now have one (1) vote for every Unit that they hold. However, the holders of Class D Units will have extremely limited voting rights, as described in the Proxy Statement.
- **Classification of units is permanent**. Units will not reclassify by the member either buying or selling units after the Reclassification Date.
- **Regardless of Class, each member will still share equally on a pro rata basis in our profits and losses and receive distributions on the same basis as they did prior to the reclassification.**
- The value and liquidity of your units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified units.

Page 2 of 4

How did you determine the class cut-offs?

- The cut-offs were determined purely on a numbers basis – we had to get the original class significantly below 300 unit holders and the other three classes had to be below 500 in order to de-register under the SEC's rules – it was just a matter of how the numbers fell.

- We did not give any consideration to the number of units held by our management or members of our board of directors.

- Our board members will be reclassified just like all our other members.

Will I still have access to information about the Company?

- Members will have less access to the information concerning the Company than is currently required to be disclosed in periodic reports to the SEC.

- The CFO and CEO will no longer be required to certify as to the Company's financial statements and internal controls over financial reporting and as to the accuracy of the information contained in the reports filed with the SEC.

- The Company plans to continue to provide information to members, including audited financial information and quarterly unaudited financial information at regular intervals.

Will I be able to purchase additional units in order to move up a class?

- Members will be allowed to purchase additional units if available in order to move up a class up until **October 15, 2024**. No transfers past October 15, 2024 will be approved until after the Special Meeting.

- Once the reclassification is approved, the class distinction attaches to the units – in other words once you own Class B Units, those units will always be Class B Units even if you purchase additional units to move above the threshold. If you purchase Class A Units from another member – you may own both Class A Units and Class B Units.

Will I be able to vote on the reclassification?

- Yes, we are holding a special meeting on October 22, 2024 at 10 AM CT, at Nicky's Restaurant & Lounge (1407 NW 2nd St., Madison, SD 57042) where you can vote. You can also vote by proxy.

- You should have received a proxy card from us in the mail, we urge you to please vote and submit the proxy card to us as soon as possible, no later than 11:59pm on October 21, 2024.

- If you do not have a proxy card. You may print off a proxy card online on our website, complete it, sign it and scan to the Company at investor-relations@dakotaethanol.com.

What is the required vote?

- The proposed reclassification must pass by a majority of the members present in person or by proxy at the special meeting. This requires 533 members to vote in favor.

Page 3 of 4

Will I have dissenter/appraisal rights/Will the Company buy my units if I am unhappy with the results of the reclassification?

- No – such rights were waived by our members under our operating agreement.

What are the differences between the new Classes of Units?

The differences between the new Classes of Units are fully described in the Proxy Statement and our proposed Fourth Amended and Restated Operating Agreement, which is attached to the Proxy Statement. You are encouraged to read through all of these documents, but a general overview is provided below:

	One Vote Allocated for each Unit Owned	Ability to Vote on Operating Agreement Amendments	Ability to Vote on a Sale of the Company	Ability to Vote on the Company's Voluntary Dissolution	Ability to Elect or Remove Managers
Class A	☑	☑	☑	☑	☑
Class B	☑	☑	☑	☒	☑
Class C	☑	**Only amendments to the Operating Agreement which would uniquely adversely affect the Class C Unit holders and not all Unit holders as a whole**	☑	☑	☑
Class D	☑	☒	☒	☒	☒

Additional Information and Where to Find it

This letter does not contain all of the information that should be considered concerning the reclassification of the Company's membership units and the transactions contemplated thereby (the "Reclassification"). Before making any voting decisions, Members are urged to read the definitive proxy statement its appendices and the documents incorporated by reference therein accompanying this notice, because they contain important information about the Company and the Reclassification. The Company's definitive proxy statement, its appendices, and the documents incorporated by reference therein are also available online at our website https://www.dakotaethanol.com/, under the tab "LACP" and filed with the SEC at https://www.sec.gov/edgar, by searching for the Company "Lake Area Corn Processors, LLC".

This letter is not a proxy statement or a solicitation of proxies from the holders of the Company's membership units. Any solicitation of proxies will be made only by the Company's definitive proxy statement.

Page 4 of 4